Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ BANK ETF
FIRST TRUST NASDAQ FOOD & BEVERAGE ETF
FIRST TRUST NASDAQ OIL & GAS ETF
FIRST TRUST NASDAQ PHARMACEUTICALS ETF
FIRST TRUST NASDAQ RETAIL ETF
FIRST TRUST NASDAQ SEMICONDUCTOR ETF
FIRST TRUST NASDAQ TRANSPORTATION ETF
(the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 1, 2018

DATED AUGUST 29, 2018

On August 28, 2018, Nasdaq, Inc., the Funds’ index provider, announced that it has determined the need to enact a rebalance of the Nasdaq US Smart Sector Index Family in accordance with its methodology guidelines of ensuring index integrity. Index share and component changes in the indices will be effective prior to market open on August 31, 2018. The Funds intend to make corresponding changes to their portfolios in the ordinary course of business in line with the timing of the index changes.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE